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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported): May 6, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                    001-15603               22-2906892
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)

       2950 North Loop West, 7th Floor
               Houston, Texas                                   77092
 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated May 6, 2003

ITEM 9.  REGULATION FD DISCLOSURE

                  NATCO Group Inc., a Delaware corporation (the "Company"), is furnishing this Current Report on Form 8-K pursuant to the requirements of "ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION" of Form 8-K.

                  On May 6, 2003, the Company issued a press release announcing its operating results for the first quarter of 2003. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

                  The Company has presented within this press release certain non-GAAP financial measures that are clearly identified and reconciled to the most directly comparable financial measure in tabular form, and has provided a statement from the Company's management disclosing the purpose of using these non-GAAP financial measures.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2003
                                                     NATCO Group Inc.



                                           By:   /s/ NATHANIEL A. GREGORY
                                               ---------------------------------
                                                 Nathaniel A. Gregory
                                                 Chairman of the Board and
                                                 Chief Executive Officer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1        Press Release, dated May 6, 2003